UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2007

WINSONIC DIGITAL MEDIA GROUP, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-32231	52-2236253
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Marietta Street, Suite 2600
Atlanta, GA 30303
(Address of principal executive offices) (Zip Code)

(404) 230-5705
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

a)  On October 4, 2007, the Company executed a consent order (the “Order”) with Crowne Office Suites, Inc. (“Crowne”) which resolved the Crowne Office Suites, Inc., at Downtown d/b/a Crowne Office Suites, Inc., at Peachtree Center v. Winsonic Digital Media Group, Ltd. legal proceeding.  Pursuant to the Order, the Company is required to pay to Crowne an aggregate of $20,000 in cash or readily available funds in two installments and $15,000 in restricted shares of the Company’s Common Stock.  The first installment, which has already been paid, included $10,000 in cash and $15,000 in restricted Common Stock.  The second installment, due November 5, 2007, includes the remaining $10,000.  The securities were issued pursuant to the Order in reliance on the registration exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

The foregoing description of the Order does not purport to be complete and is qualified in its entirety by reference to the Order, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

b)  On October 5, 2007 (the “Effective Date”) the Company entered into a Settlement Agreement and Mutual Release (the “Agreement”) with Nana Yalley (“Yalley”) which resolved the Yalley vs. Winsonic Digital Media Group, Ltd. legal proceeding.  Pursuant to the Agreement, the Company issued an aggregate of 1,964,286 restricted shares of Common Stock to Yalley.  In addition, the Company issued to Yalley stock options to purchase up to 500,000 shares of Common Stock at the price of $1.00 per share.  Also pursuant to the Agreement, the parties agreed to discharge all ongoing legal proceedings between the parties and each agreed to release the other from any and all claims related thereto.  The securities were issued pursuant to the Agreement in reliance on the registration exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

c)  On October 12, 2007, Winsonic Digital Media Group, Ltd. (the “Company”) issued to six accredited investors an aggregate of $365,000 in 6% Convertible Subordinated Promissory Notes (the “Notes”) and warrants (the “Warrants”) to purchase up to 912,500 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The Notes, which accrue interest at 6%, mature on October 11, 2008.  The investors have the option, at any time prior to payment or conversion, to convert any unpaid principal and interest into shares of Common Stock at a price per share equal to $0.20.  In addition, the Notes are convertible if the Company completes an equity financing which raises proceeds of at least $3,000,000 or if the Company completes certain specified transactions.  The Notes include covenants and events of default which are customary for promissory notes of this nature.  The Notes also provide the investors certain piggy-back registration rights with respect to the shares of Common Stock into which the Notes are convertible.

The Warrants, which have an exercise price of $0.40 per share, expire on October 11, 2009.  The Warrants may be exercised at any time prior to expiration and provide the investors certain piggy-back registration rights with respect to the shares of Common Stock into which the Warrants are exercisable.

The Notes and the Warrants were issued in reliance on the registration exemption provided by Section 4(2) of the Securities Act of 1933, as amended.  The form of Note and Warrant are attached hereto as Exhibits 4.1 and 4.2, respectively, and are hereby incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01(a) is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures contained in Item 1.01 are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

a)  The Company announced that it is in discussions with Tap It, Inc. (“Tap It”), a Delaware corporation, with respect to a potential acquisition of Tap It by the Company.  To date, discussions have been exploratory in nature only, and no binding agreement has been entered into with respect to the potential acquisition.  Therefore, there can be no assurance that this acquisition will be consummated.  The Company will continue to consider the best interests of its shareholders in continuing to explore this opportunity.

Tap It is a privately-owned, Atlanta-based interactive media company that equips radio stations with patent-pending technology and processes for their own interactive entertainment site. These “ready-to-launch” sites provide means for radio stations to remain relevant and competitive in the digital entertainment era and provide a resource for generating non-traditional revenue.  With just a few keystrokes, Tap It arms radio stations with a fully-functioning online entertainment site which can supplement on-air broadcasts.

On October 22, 2007, the Company issued a press release regarding the potential acquisition of Tap It, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

b)  Winsonic Diversity, LLC (“Winsonic Diversity”), which is 49% owned by the Company, announced that it is in preliminary negotiations with Colonel McCrary Trucking, LLC (“Colonel McCrary”), a Georgia limited liability company, regarding the acquisition of Colonel McCrary by Winsonic McCrary, LLC, a newly-created Georgia limited liability company and wholly-owned subsidiary of Winsonic Diversity.  Winsonic Diversity and Colonel McCrary are currently in the process of negotiating a definitive asset purchase agreement.  However, there can be no assurance when or if a definitive agreement will be entered into nor can there be any assurance that this acquisition will be consummated.  Winsonic Diversity will continue to consider the best interests of its shareholders in continuing to explore this opportunity.

Colonel McCrary is a privately-owned, Atlanta-based dirt and gravel hauling company that also manufactures and supplies crushed stone to construction sites.  Colonel McCrary’s provides hauling services through teaming with small dump truck companies.  Colonel McCrary brings together a team with technology and management to deliver a complete support program to small trucking companies and its customers.

On October 22, 2007, the Company issued a press release regarding the potential acquisition of Colonel McCrary by Winsonic Diversity, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1	6% Convertible Subordinated Promissory Note dated October 12, 2007
4.2	Warrant to purchase shares of the Company’s Common Stock dated October 12, 2007
10.1	Settlement Agreement and Mutual Release dated October 5, 2007, by and between Company and Nana Yalley
10.2	Consent Order dated October 4, 2007, by and between Company and Crowne Office Suites, Inc.
99.1	Press Release dated October 22, 2007
99.2	Press Release dated October 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2007

WINSONIC DIGITAL MEDIA GROUP, LTD.

By: /s/ Winston Johnson
Winston Johnson
Chairman of the Board and CEO